3rd Quarter 2010
Financial Results Presentation

November 9, 2010

STIFEL FINANCIAL

Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, "SF" or the "Company"). These statements can be identified by the use of the words "may," "will," "should," "could," "would," "plan," "potential," "estimate," "project," "believe," "intend," "anticipate," "expect," and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.

You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.

Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company's annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.

Chairmen's Comments

Ronald J. Kruszewski, Chairman, President and Chief Executive Officer commented, "Our record net revenues and operating results demonstrate the diversity of our platform and our ability to navigate through changing economic conditions. We have made significant investments in our associates and infrastructure, the latest being the completion of the merger with Thomas Weisel Partners. As we build out our investment bank, we believe we are well positioned to take advantage of future opportunities."



Financial Results

Highlights: Three Months Ended September 30, 2010

- Record net revenues of $340.4 million, an 18% increase over the 3rd quarter of 2009 and a 4% increase over the 2nd quarter of 2010.
  - The Global Wealth Management (GWM) segment posted record net revenues of $207.5 million, a 31% increase over the 3rd quarter of 2009 and a 4% increase over the 2nd quarter of 2010.
  - The Institutional Group (IG) segment posted record net revenues of $138.0 million, a 6% increase over the 3rd quarter of 2009 and an 11% increase over the 2nd quarter of 2010.
- Excluding acceleration of deferred compensation and merger-related charges, non-GAAP net income was $29.6 million, or $0.72 per diluted share,(1) compared to net income of $22.1 million, or $0.67 per diluted share, for the 3rd quarter of 2009 and non-GAAP income of $24.1 million, or $0.69 per diluted share, for the 2nd quarter of 2010.
- GAAP net loss of $84.3 million, or $2.47 per basic share.(2)
- Non-GAAP pre-tax margin for the three months ended September 30, 2010 was 15% compared to 11% for the 3rd quarter of 2009 and 11% for the 2nd quarter of 2010.
- For the three months ended September 30, 2010, non-GAAP annualized return on average equity was 11% compared to 12% for the 3rd quarter of 2009 and 11% for the 2nd quarter of 2010.

(1) A reconciliation of GAAP results to these non-GAAP measures can be found on page 6.

(2) GAAP earnings per share for the three months ended September 30, 2010 is calculated using the basic weighted average number of common shares outstanding of 34.1 million, not fully dilutive shares of 41.2 million as they are anti-dilutive in periods a loss is incurred. Net loss for the three months ended September 30, 2010 using fully dilutive shares was $2.05.

Highlights: Nine Months Ended September 30, 2010

- Record net revenues of $980.4 million, a 27% increase over the comparable period in 2009.
  - The GWM segment posted record net revenues of $606.8 million, a 48% increase over the comparable period in 2009.
  - The IG segment posted record net revenues of $375.9 million, a 4% increase over the comparable period in 2009.
- Excluding acceleration of deferred compensation and merger-related charges, non-GAAP net income was $77.4 million, or $2.09 per diluted share, [1] compared to net income of $51.1 million, or $1.62 per diluted share, for the comparable period in 2009.
- GAAP net loss of $39.5 million, or $1.24 per basic share.[2]
- Non-GAAP pre-tax margin for the nine months ended September 30, 2010 was 13% compared to 10% for the comparable period in 2009.
- For the nine months ended September 30, 2010, non-GAAP annualized return on average equity was 11% compared to 10% for the comparable period in 2009.

[1] A reconciliation of GAAP results to these non-GAAP measures can be found on page 8.

[2] GAAP earnings per share for the nine months ended September 30, 2010 is calculated using the basic weighted average number of common shares outstanding of 31.9 million, not fully dilutive shares of 37.1 million as they are anti-dilutive in periods a loss is incurred. Net loss for the nine months ended September 30, 2010 using fully dilutive shares was $1.07.

Stifel Financial Corp. Results
Three months ended September 30, 2010

($ in thousands, except per share amounts)	Three Months Ended September 30, 2010 GAAP	Merger-Related Charges [1]	Non-GAAP	Quarter Ended 9/30/10 (GAAP)	% Change [2]	Ended 6/30/09 (Non-GAAP)	% Change [2]
Net revenues	$ 340,388	$ 939	$ 341,327	$ 289,683	17.8%	$ 328,009	4.1%
Compensation and benefits	395,936	(183,176)	212,760	193,131	10.2%	213,788	(0.5%)
Non-comp operating expenses	87,008	(8,495)	78,513	65,716	19.5%	73,251	7.2%
Total non-interest expenses	482,944	(191,671)	291,273	258,847	12.5%	287,039	1.5%
Income/(loss) before income taxes/(benefit)	(142,556)	192,610	50,054	30,836	62.3%	40,970	22.2%
Provision for income taxes/(benefit)	(58,220)	78,635	20,415	8,698	134.7%	16,910	20.7%
Net income/(loss)	$ (84,336)	$ 113,975	$ 29,639	$ 22,138	33.9%	$ 24,060	23.2%
Earnings per share: [3]							
Basic	$ (2.47)	$ 3.34	$ 0.87	$ 0.77	13.0%	$ 0.78	11.5%
Diluted	$ (2.47)	$ 2.77	$ 0.72	$ 0.67	7.5%	$ 0.69	4.3%
Ratios to net revenues:							
Compensation and benefits	116.3%		62.3%	66.7%		65.2%	
Non-comp operating expenses	25.6%		23.0%	22.7%		22.3%	
Income/(loss) before income taxes/(benefit)	(41.9%)		14.7%	10.6%		12.5%	

[1] Merger-related charges consist of: amortization of backlog intangible of $0.9 million, non-cash deferred compensation charges of $181.1 million and merger-related charges of $11.5 million.

[2] Quarterly results compare non-GAAP results for the quarter ended September 30, 2010 to non-GAAP results for the quarter ended June 30, 2010 and to GAAP results for the year-ago period.

[3] GAAP earnings per share is calculated using the basic weighted average number of common shares outstanding of 34.1 million, not fully dilutive shares as they are anti-dilutive in periods a loss is incurred. Net loss for the three months ended September 30, 2010, using fully dilutive shares of 41.2 million was $2.05.

STIFEL FINANCIAL

Estimated TWPG Merger-Related Expenses

	Quarter Ended					
	6/30/10		9/30/10		12/31/10	3/31/11
($ in thousands)	Plan	Actual	Plan	Actual	Plan	Plan
Operating expenses:						
Compensation and benefits	$ 3,100	$ 3,100	$ 177,050	$ 183,176 (1)	$ 700	-
Non-comp operating expenses	1,900	1,900	12,800	8,495	10,000 (3)	2,000
Total operating expenses	$ 5,000	$ 5,000	$ 189,850	$ 191,671	$ 10,700	$ 2,000
After-tax impact	$ 3,000	$ 3,000	$ 113,910	$ 113,975	$ 6,420	$ 1,200
Impact to diluted EPS (net of tax)	$ (0.09)	$ (0.09)	$ (2.68) (2)	$ (2.77)	$ (0.15) (2)	$ (0.03) (2)

(1) Includes non-cash compensation expense related to the modification of our deferred compensation plan of $181.1 million ($169.3 million of unit expense and $11.8 million of optional investment awards) and other merger-related costs.

(2) Calculated using an effective tax rate of 40% and fully-diluted shares outstanding of 42.5 million.

(3) Non-comp operating expenses plan for the quarter ended December 31, 2010 is a revised estimate compared to the $2.3 million previously disclosed in our August 12, 2010 presentation.

Stifel Financial Corp. Results
Nine months ended September 30, 2010

($ in thousands, except per share amounts)	Nine Months Ended September 30, 2010 GAAP	Merger-Related Charges [1]	Non-GAAP	Nine Months Ended 9/30/2009	% Change [2]
Net revenues	$ 980,427	$ 939	$ 981,366	$ 771,169	27.3%
Compensation and benefits	819,085	(186,295)	632,790	516,852	22.4%
Non-comp operating expenses	228,388	(10,404)	217,984	175,217	24.4%
Total non-interest expenses	1,047,473	(196,699)	850,774	692,069	22.9%
Income/(loss) before income taxes/(benefit)	(67,046)	197,638	130,592	79,100	65.1%
Provision for income taxes/(benefit)	(27,559)	80,709	53,150	27,970	90.0%
Net income/(loss)	$ (39,487)	$ 116,929	$ 77,442	$ 51,130	51.5%
Earnings per share: [3]					
Basic	$ (1.24)	$ 3.67	$ 2.43	$ 1.85	31.6%
Diluted	$ (1.24)	$ 3.16	$ 2.09	$ 1.62	29.0%
Ratios to net revenues:					
Compensation and benefits	83.5%		64.5%	67.0%	
Non-comp operating expenses	23.3%		22.2%	22.7%	
Income/(loss) before income taxes/(benefit)	(6.8%)		13.3%	10.3%	

[1] Merger-related charges consist of: amortization of back-log intangible of $0.9 million, non-cash deferred compensation charges of $181.1 million and merger-related charges of $15.6 million.

[2] Results compare non-GAAP results for the nine months ended September 30, 2010 to GAAP results for the year-ago period.

[3] GAAP earnings per share is calculated using the basic weighted average number of common shares outstanding of 31.9 million, not fully dilutive shares as they are anti-dilutive in periods a loss is incurred. Net loss for the nine months ended September 30, 2010, using fully dilutive shares of 37.1 million was $1.07.

STIFEL FINANCIAL

Source of Revenues

($ in thousands)	Quarter Ended					Nine Months Ended		
	9/30/10	9/30/09	% Change	6/30/10	% Change	9/30/10	9/30/09	% Change
Revenues								
Principal transactions	$ 123,194	$ 123,238	0.0%	$ 122,923	0.2%	$ 363,537	$ 341,777	6.4%
Commissions	96,986	90,905	6.7%	103,634	(6.4%)	305,655	246,236	24.1%
Asset mgt and service fees	50,876	27,012	88.4%	44,138	15.3%	136,117	78,266	73.9%
Investment banking	51,656	35,056	47.4%	41,252	25.2%	127,129	75,262	68.9%
Other	3,656	5,072	(27.9%)	3,757	(2.7%)	9,358	6,148	52.2%
Total operating revenues	326,368	281,283	16.0%	315,704	3.4%	941,796	747,689	26.0%
Interest revenue	17,718	11,306	56.7%	14,654	20.9%	47,019	31,782	47.9%
Total revenues	344,086	292,589	17.6%	330,358	4.2%	988,815	779,471	26.9%
Interest expense	3,698	2,906	27.2%	2,349	57.4%	8,388	8,302	1.0%
Net revenues	$ 340,388	$ 289,683	17.5%	$ 328,009	3.8%	$ 980,427	$ 771,169	27.1%

Principal Transactions Revenues

($ in thousands)	Quarter Ended					Nine Months Ended		
	9/30/10	9/30/09	% Change	6/30/10	% Change	9/30/10	9/30/09	% Change
Principal transactions:								
Taxable debt	$ 60,208	$ 76,204	(21.0%)	$ 60,108	0.2%	$ 185,007	$ 226,190	(18.2%)
Municipal debt	20,091	17,943	12.0%	20,032	0.3%	56,964	49,859	14.3%
Equities	27,429	18,271	50.1%	29,630	(7.4%)	79,343	39,200	102.4%
Other	15,466	10,820	42.9%	13,153	17.6%	42,223	26,528	59.2%
	$ 123,194	$ 123,238	0.0%	$ 122,923	0.2%	$ 363,537	$ 341,777	6.4%

Stifel Financial

Stifel Financial Corp.
Non-Interest Expenses

($ in thousands)	Quarter Ended: Non-GAAP 9/30/10	GAAP 9/30/09	% Change	Non-GAAP 6/30/10	% Change	% of Net revenues: 9/30/10	9/30/09	6/30/10
Net revenues	$ 341,327	$ 289,683	17.8%	$ 328,009	4.1%	100.0%	100.0%	100.0%
Non-interest expenses:								
Compensation and benefits	212,760	193,131	10.2%	213,788	(0.5%)	62.3%	66.7%	65.2%
Occupancy and equipment rental	28,559	24,730	15.5%	26,595	7.4%	8.3%	8.5%	8.1%
Communication and office supplies	17,606	14,429	22.0%	15,925	10.6%	5.2%	5.0%	4.8%
Commissions and floor brokerage	6,772	6,486	4.4%	5,272	28.5%	2.0%	2.2%	1.6%
Other operating expenses	25,576	20,071	27.4%	25,459	0.5%	7.5%	7.0%	7.8%
Total non-interest expense	291,273	258,847	12.5%	287,039	1.5%	85.3%	89.4%	87.5%
Income before income taxes	50,054	30,836	62.3%	40,970	22.2%	14.7%	10.6%	12.5%
Provision for income taxes	20,415	8,698	134.7%	16,910	20.7%	6.0%	3.0%	5.2%
Non-GAAP net income	$ 29,639	$ 22,138	33.9%	$ 24,060	23.2%	8.7%	7.6%	7.3%
Merger-related expenses (after-tax) [1]	(113,975)	-		(2,951)				
GAAP net income/(loss)	$ (84,336)	$ 22,138		$ 21,109				

[1] Merger-related charges consist of: amortization of backlog intangible, non-cash deferred compensation expense and merger-related charges.

STIFEL FINANCIAL

Stifel Financial Corp.
Non-Interest Expenses

($ in thousands)	Nine Months Ended Non-GAAP 9/30/10	Nine Months Ended 9/30/09	% Change	% of Net revenues 9/30/10	% of Net revenues 9/30/09
Net revenues	$ 981,366	$ 771,169	27.3%	100.0%	100.0%
Non-interest expenses:					
Compensation and benefits	632,790	516,852	22.4%	64.5%	67.0%
Occupancy and equipment rental	80,010	63,311	26.4%	8.2%	8.2%
Communication and office supplies	47,949	39,403	21.7%	4.9%	5.1%
Commissions and floor brokerage	17,788	17,167	3.6%	1.8%	2.2%
Other operating expenses	72,237	55,336	30.5%	7.3%	7.2%
Total non-interest expense	850,774	692,069	22.9%	86.7%	89.7%
Income before income taxes	130,592	79,100	65.1%	13.3%	10.3%
Provision for income taxes	53,150	27,970	90.0%	5.4%	3.6%
Non-GAAP net income	$ 77,442	$ 51,130	51.5%	7.9%	6.7%
Merger-related expenses (after-tax) [1]	(116,929)	-			
GAAP net income/(loss)	$ (39,487)	$ 51,130			

(1) Merger-related charges consist of: amortization of backlog intangible, non-cash deferred compensation expense and merger-related charges.

STIFEL FINANCIAL

Global Wealth Management

($ in thousands)	Quarter Ended 9/30/10	9/30/09	% Change	6/30/10	% Change	Nine Months Ended 9/30/10	9/30/09	% Change
Net revenues	$ 207,484	$ 158,659	30.8%	$199,940	3.8%	$ 606,845	$ 409,911	48.0%
Compensation and benefits	119,100	96,711	23.2%	123,609	(3.6%)	367,447	253,169	45.1%
Non-comp operating expenses	36,677	32,894	11.5%	35,890	2.2%	108,092	86,369	25.2%
Total non-interest expenses	155,777	129,605	20.2%	159,499	(2.3%)	475,539	339,538	40.1%
Income before income taxes	$ 51,707	$ 29,054	78.0%	$ 40,441	27.9%	$ 131,306	$ 70,373	86.6%
***Ratios to net revenues*:**								
Compensation and benefits	57.4%	61.0%		61.8%		60.6%	61.8%	
Non-comp operating expenses	17.7%	20.7%		18.0%		17.8%	21.0%	
Income before income taxes	24.9%	18.3%		20.2%		21.6%	17.2%	

STIFEL FINANCIAL

Stifel Bank & Trust

	Quarter Ended					Nine Months Ended		
($ in thousands)	**9/30/10**	9/30/09	% Change	6/30/10	% Change	**9/30/10**	9/30/09	% Change
Net revenues:								
Interest	**9,601**	4,962	93.5%	8,171	17.5%	**25,859**	12,395	108.6%
Other income	**1,924**	865	122.4%	1,062	81.2%	**5,099**	3,284	55.3%
Total revenues	**11,525**	5,827	97.8%	9,233	24.8%	**30,958**	15,679	97.4%
Interest expense	**1,378**	911	51.3%	287	380.1%	**2,112**	2,605	(18.9%)
Total net revenues	**10,147**	4,916	106.4%	8,946	13.4%	**28,846**	13,074	120.6%
Compensation and benefits	**739**	914	(19.1%)	1,036	(28.7%)	**2,804**	1,968	42.5%
Non-comp operating expenses	**3,280**	1,832	79.0%	3,601	(8.9%)	**11,360**	5,492	106.8%
Total non-interest expenses	**4,019**	2,746	46.4%	4,637	(13.3%)	**14,164**	7,460	89.9%
Income before income taxes	**$ 6,128**	$ 2,170	182.4%	$ 4,309	42.2%	**$ 14,682**	$ 5,614	161.5%
Ratios to net revenues:								
Compensation and benefits	**7.3%**	18.6%		11.6%		**9.7%**	15.1%	
Non-comp operating expenses	**32.3%**	37.3%		40.3%		**39.4%**	42.0%	
Efficiency ratio [(1)]	**40.1%**	46.1%		50.1%		**48.3%**	46.4%	
Income before income taxes	**60.4%**	44.1%		48.1%		**50.9%**	42.9%	

[(1)] Non-interest expenses less the provision for loan losses as a percentage of net revenues.

Stifel Bank & Trust

Low Risk Asset Growth

- Assets of $1.5 billion, an increase of 34% from $1.1 billion at December 31, 2009.
- Investment portfolio of $830.1 million, an increase of 44% from $578.4 million at December 31, 2009.
- Loan portfolio of $479.2 million, an increase of 20% from $401.0 million at December 31, 2009.
- Deposits of $1.4 billion, an increase of 34% from $1.0 billion at December 31, 2009.

Strategy & Opportunity

- Maintain solid asset quality:
  - Non-performing loans to gross loans of 0.30%
  - Non-performing assets to total assets of 0.20%
  - $0.1 million LTM losses on $1.5 billion in assets
- Offer banking products (securities based loans and mortgage loans) within the GWM client base, including establishing trust services
- Maintain high levels of liquidity to capitalize on opportunities

Interest Earning Assets

($ in thousands)	As of 9/30/10	As of 12/31/09	As of 9/30/09	Percent of total 9/30/10	Percent of total 12/31/09	Percent of total 9/30/09
Agency investments	$ 645,316	$ 434,031	$ 174,226	49.5%	44.3%	26.0%
Consumer	245,239	226,648	185,988	18.8%	23.1%	27.8%
Non-agency investments	184,811	144,457	126,397	14.2%	14.7%	18.9%
Mortgage	191,716	143,443	117,621	14.7%	14.6%	17.6%
Commercial	37,004	30,993	65,935	2.8%	3.3%	9.7%
	$ 1,304,086	$ 979,572	$ 670,167	100%	100%	100%

Institutional Group

($ in thousands)	Quarter Ended 9/30/10	Quarter Ended 9/30/09	% Change	6/30/10	% Change	Nine Months Ended 9/30/10	Nine Months Ended 9/30/09	% Change
Net revenues	$ 138,043	$ 130,179	6.0%	$124,602	10.8%	$ 375,937	$ 360,787	4.2%
Compensation and benefits	82,147	77,483	6.0%	72,578	13.2%	221,029	214,251	3.2%
Non-comp operating expenses	28,242	19,263	46.6%	21,255	32.9%	69,029	55,219	25.0%
Total non-interest expenses	110,389	96,746	14.1%	93,833	17.6%	290,058	269,470	7.6%
Income before income taxes	$ 27,654	$ 33,433	(17.3%)	$ 30,769	(10.1%)	$ 85,879	$ 91,317	(6.0%)
***Ratios to net revenues*:**								
Compensation and benefits	59.5%	59.5%		58.2%		58.8%	59.4%	
Non-comp operating expenses	20.5%	14.8%		17.1%		18.4%	15.3%	
Income before income taxes	20.0%	25.7%		24.7%		22.8%	25.3%	

STIFEL FINANCIAL

Institutional Group Revenues

($ in thousands)	Quarter Ended					Nine Months Ended		
	9/30/10	9/30/09	% Change	6/30/10	% Change	9/30/10	9/30/09	% Change
Sales and trading:								
Equity	$ 43,711	$ 39,733	10.0%	$ 44,099	(0.9%)	$ 126,462	$ 114,598	10.4%
Fixed income	43,808	58,196	(24.7%)	44,263	(1.0%)	132,416	174,698	(24.2%)
	87,519	97,929	(10.6%)	88,362	(1.0%)	258,878	289,296	(10.5%)
Investment Banking:								
Capital raising	22,575	18,070	24.9%	25,220	(10.5%)	67,799	32,890	106.1%
Advisory fees	23,063	12,724	81.3%	10,539	118.8%	42,516	33,197	28.1%
	45,638	30,794	48.2%	35,759	27.6%	110,315	66,087	66.9%
Other revenue	4,886	1,456	235.6%	481	915.8%	6,744	5,404	24.8%
Total net revenue	$ 138,043	$ 130,179	6.0%	$ 124,602	10.8%	$ 375,937	$ 360,787	4.2%
Ratios to net revenues:								
Sales and trading	63.4%	75.2%		70.9%		68.9%	80.2%	
Investment banking	33.1%	23.7%		28.7%		29.3%	18.3%	
Other	3.5%	1.1%		0.4%		1.8%	1.5%	
	100.0%	100.0%		100.0%		100.0%	100.0%	

(1) Other income includes net interest and other income.

STIFEL FINANCIAL


Financial
Condition

Statement of Financial Condition
As of September 30, 2010



$5,000
$4,000
$3,000
$2,000
$1,000
$0
$412
$382
$842
$1,085
$1,499
$1,558
$3,167
$4,131
2003
2004
2005
2006
2007
2008
2009
Q3'10

Total Assets *($ millions)*



$1,200
$800
$400
$0
$135
$35
$100
$166
$35
$131
$225
$70
$155
$290
$70
$220
$520
$95
$425
$676
$83
$593
$956
$83
$873
$1,242
$83
$1,159
2003
2004
2005
2006
2007
2008
2009
Q3'10
Trust Preferred
Stockholders Equity

Total Capitalization *($ millions)*



4x
3x
2x
1x
$
3.1
2.3
3.7
3.7
2.9
2.3
3.3
3.3
2003
2004
2005
2006
2007
2008
2009
Q3'10

Leverage Ratio



$40
$30
$20
$10
$0
$7.23
$9.02
$10.21
$12.35
$18.36
$22.68
$28.86
$33.97
2003
2004
2005
2006
2007
2008
2009
Q3'10

Book Value Per Share

STIFEL FINANCIAL

Capital Structure
As of September 30, 2010

($ in thousands)	
Total Assets	$ 4,130,714
Stockholders' Equity	$ 1,159,385
Debentures to:	
Stifel Financial Capital Trust II - LIBOR plus 1.70%, due 9/30/35	$ 35,000
Stifel Financial Capital Trust III - LIBOR plus 1.85% (fixed at 6.79% until 6/6/12), due 6/6/37	$ 35,000
Stifel Financial Capital Trust IV - LIBOR plus 1.85% (fixed at 6.78% until 9/6/12), due 9/6/37	$ 12,500
Total Debentures *(average 6.64% per annum)*	$ 82,500
Total Capitalization	$ 1,241,885

Ratios:

Equity to Assets	28.1%
Capitalization to Assets	30.1%
Debentures to Equity	7.1%
Leverage Ratio	3.3x
Equity Capitalization	3.6x

STIFEL FINANCIAL

Level 3 Assets

($ in thousands)	Carrying Value			
	9/30/10		12/31/09	
Auction Rate Securities (ARS)	$ 85,543	(1)	$ 56,003	
Stifel Bank & Trust Investments	-		2,693	
Trading Securities	14,970		1,243	
Other Investments	36,559	(2)	5,426	
Level 3 assets (excluding ARS)	51,529		9,362	
Total Level 3 assets	$ 137,072		$ 65,365	
Percentage of Equity	*11.8%*		*7.5%*	
Percentage of Equity (excluding ARS)	*4.4%*		*1.1%*	

(1) Includes $13.0 million of ARS that were included in the net assets of TWPG.

(2) Includes $29.9 million of investments that were included in the net assets of TWPG.

Other Financial Data

	As of			As of	
	9/30/10	9/30/09	% Change	6/30/10	% Change
Total assets (000s):					
Stifel Nicolaus and Stifel Financial	$ 2,614,225	$ 1,925,226	35.8%	$ 1,977,879	32.2%
Stifel Bank	1,516,489	965,569	57.1%	1,392,828	8.9%
	$ 4,130,714	$ 2,890,795	42.9%	$ 3,370,707	22.5%
Shareholders' equity (000's)	$ 1,159,385	$ 833,594	39.1%	$ 927,087	25.1%
Book value per share	$ 33.97	$ 27.63	22.9%	$ 30.02	13.2%
Financial advisors [1]	1,920	1,823	5.3%	1,916	0.2%
Full-time associates	4,868	4,289	13.5%	4,587	6.1%
Locations	311	281	10.7%	301	3.3%
Total client assets (000's)	$100,289,000	$83,501,000	20.1%	$92,423,000	8.5%

[1] Includes all retail Financial Advisors.

STIFEL FINANCIAL